UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 17, 2005
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McDONALD'S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5231	36-2361282
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

____________________________

One McDonald's Plaza
Oak Brook, Illinois
(Address of principal executive offices)

60523
(Zip Code)
_______________________________

Registrant's telephone number, including area code: (630) 623-3000

_______________________________

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On January 18, 2005, McDonald’s Corporation (the "Company") issued a press release reporting certain sales information for the month, quarter and year ended December 31, 2004. The press release is filed as Exhibit 99 and is incorporated by reference herein.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Charles H. Bell, a Director and former President and CEO of McDonald's Corporation, died January 17, 2005.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit
Number

99	Investor Release of McDonald’s Corporation issued January 18, 2005: McDonald’s Reports Strong Global Comparable Sales

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION (Registrant)

Date:	January 21, 2005	By: /s/ Peter J. Bensen
Peter J. Bensen Corporate Vice President - Assistant Controller

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Exhibit Index

Exhibit 99	Investor Release of McDonald’s Corporation issued January 18, 2005: McDonald’s Reports Strong Global Comparable Sales

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